Exhibit 32.3

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report on Form 10-QSB of Southern Connecticut Bancorp, Inc. (“Bancorp”), I, Anthony M. Avellani, acting as chief accounting officer of Bancorp and of Bancorp’s wholly-owned subsidiary, The Bank of Southern Connecticut, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i) The quarterly report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) The information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operations of Bancorp as of March 31, 2007.

Date: May 15, 2007	By:/s/ Anthony M. Avellani Anthony M. Avellani Vice President and Chief Accounting Officer